UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2016

LIME ENERGY CO.

(Exact name of registrant as specified in charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Gateway Center, 4th Floor, 100 Mulberry Street, Newark, NJ 07102

(Address of principal executive offices)

(201) 416-2575
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 29, 2016, Lime Energy Co. (the “Company”) received notice from The Nasdaq Stock Market LLC that a hearing panel has determined to delist the Company’s shares.  Nasdaq will suspend trading in the Company’s shares at open of business on August 31, 2016. The Company may request review of the decision by written request to the Nasdaq Office of Appeals and Review within 15 days from the notice date.  The Company has not yet determined whether or not it intends to appeal.

The Company currently does not meet the continued listing requirement set forth in Listing Rule 5550(b)(1), which requires companies listed on The Nasdaq Capital Market to maintain a minimum of $2.5 million in stockholders’ equity. The Company reported total assets of $47,548,000 and negative stockholders’ equity of $2,270,000 in its Form 10-Q for the fiscal quarter ended March 31, 2016. The Company also does not meet Nasdaq’s alternative requirements for market value of listed securities or net income from continuing operations.

The Panel’s action follows a hearing on August 25, 2016.  At the hearing, the Company discussed its business model, the events leading to the equity deficiency, its capital structure, and operational and liquidity status.  The previously disclosed delay of two key contract renewals, as well as non-cash interest and revaluation charges related derivative liability on a Note, led to the Company’s current equity position. The Company explained to the Panel that, although shareholder equity is negative on a GAAP basis, its operations are supported by nearly $11.1 million in book value, assuming conversion of the Company’s outstanding Series C Preferred Stock and Note held by an institutional investor into common stock.  The noteholder has, however, declined to convert such securities to common equity at this time.

The Company believes that it currently has access to sufficient liquidity from cash on hand and potential borrowings under its existing line of credit with Heritage Bank (assuming the anticipated renegotiation of certain existing covenants).  The Company advised the Panel that it does not believe a financing transaction to increase equity is currently in the best interest of shareholders, as doing so could trigger a “change of control” for tax purposes and therefore limit use of the Company’s net operating losses or NOLs. The Company believes the portion of NOLs which could be lost to be worth nearly $31 million.

Based on the foregoing, while the Company is optimistic that ongoing cost-control measures and revenue growth initiatives will position the Company to achieve profitability on a GAAP net income from continuing operations basis by fiscal year 2017, the Company’s operating and financial plans do not project compliance with the applicable Nasdaq continued listing standards within the next 180 days, as required by Listing Rule 5815(c)(10)(A). Accordingly, the Panel had “no choice” but to delist the shares from the exchange.  If no appeal is taken, the Company expects Nasdaq to file a Form 25 Notification of Delisting with the Securities Exchange Commission after the time for appeal has expired. The Form 25 is effective ten days after filing.

After delisting from Nasdaq, the Company’s common stock may be eligible to be quoted over-the-counter on a market operated by OTC Markets Group, Inc. For the common stock to be quoted on one of the OTC markets, a market maker must sponsor the common stock and comply with SEC Rule 15c2-11 before it can initiate a quote in the common stock. There can be no assurance that a market maker will seek to quote the Company’s common stock or that the Company’s common stock will become eligible to trade on any of the over-the-counter markets.

Cautionary Note Regarding Forward-Looking Statements

Our disclosure and analysis in this Current Report contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify these forward-looking statements by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “hope,” “intend,” “may,” “project,” “plan,” “goal,” “target,” “should,” and similar expressions, including when used in the negative.

Forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. The following are some of the factors that could affect our financial performance or could cause actual results to differ materially from estimates contained in or underlying the forward-looking statements:

•                  our business model has changed significantly since our inception in response to a constantly changing and evolving market, which may make it difficult to evaluate our business and prospects, and may expose us to increased risks and uncertainties;

•                  we have incurred significant operating losses since our inception and may not achieve or sustain profitability in the future;

•                  failure to comply with covenants contained in our loan agreements could trigger prepayment obligations, which could adversely affect our results of operations and financial condition;

•                  we may not be able to raise additional capital to fund future operating losses;

•                  the Securities and Exchange Commission is investigating us and the results of that investigation could have a material adverse effect on our business, results of operations and financial condition;

•                  it is difficult for us to estimate our future operating results;

•                  we operate in a highly competitive industry and if we are unable to compete successfully, our revenue and profitability will be adversely affected;

•                  we depend upon a limited number of utility contracts to generate substantially all of our revenues;

•                  failure of our subcontractors to properly and effectively perform their services in a timely manner could cause delays in the delivery of our energy efficiency solutions; and

•                  we currently do not meet Nasdaq’s continued listing requirements and any further appeal of Nasdaq’s delisting determination may be unsuccessful.

The factors listed above should not be construed as exhaustive and should be read in conjunction with the risk factors set forth in our Annual Report on Form 10-K for the year ended December 31, 2015; particularly under “Item 1A, Risk Factors.”  Any forward-looking statements speak only as of the date the statement is made and, except as otherwise required by federal securities laws, we do not undertake any obligation to publicly update, review or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason. It is not possible to identify all of the risks, uncertainties and other factors that may affect future results. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Accordingly, users of this report are cautioned not to place undue reliance on the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.

Dated: August 29, 2016,	By:	/s/ Bruce D. Torkelson
Bruce D. Torkelson
Chief Financial Officer & Treasurer